                                   SCHEDULE 14A INFORMATION

                         Proxy Statement Pursuant to Section 14(a) of
                             the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
        (e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to SS. 240.14a-11(c) or SS. 240.14a-12


--------------------------------------------------------------------------------
                         William Greenberg Jr. Desserts and Cafes, Inc.
                      --------------------------------------------------
                      (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)

        (1)    Title of each class of securities to which transaction applies:
        (2)    Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)    Proposed maximum aggregate value of transaction:
        (5)    Total fee paid:

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid:
        (2) Form,  Schedule or Registration  Statement No.:
        (3) Filing Party:
        (4) Date Filed:

                        WILLIAM GREENBERG JR. DESSERTS AND CAFES, INC.

                                         222 NEW ROAD
                                 PARSIPPANY, NEW JERSEY 07054


                           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                        JULY 21, 1997


To the Shareholders of

  WILLIAM GREENBERG JR. DESSERTS AND CAFES, INC.


        NOTICE IS HEREBY GIVEN that the annual meeting (the "Annual Meeting") of shareholders of William Greenberg Jr. Desserts and Cafes, Inc. (the "Company") will be held at Chatterly Elegant Desserts, Inc., 20 Passaic Avenue, Fairfield, New Jersey, on Monday, July 21, 1997 at 2:00 p.m., local time, for the following purposes, all as more fully described in the attached Proxy Statement:


               I. To elect five directors to hold office until the next Annual Meeting and until their respective successors are duly elected and qualified.

               II. To approve an amendment to the Restated Certificate of Incorporation of the Company to change the Company's name from "William Greenberg Jr. Desserts and Cafes, Inc." to "Creative Bakeries, Inc."

               III. To ratify the selection by the Company's Board of Directors of Zeller Weiss & Kahn, as the new independent accountants of the Company for the fiscal year ending December 31, 1997.

               IV.    To approve the Company's 1997 Stock Option Plan.

               V. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.


        The Board of Directors has fixed the close of business on June 13, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

        A copy of the Company's Annual Report on form 10-KSB, as amended on Form 10-KSB/A for the fiscal year ended December 31, 1996 is enclosed.

        THE BOARD OF DIRECTORS APPRECIATES AND WELCOMES SHAREHOLDERS PARTICIPATION IN THE COMPANY'S AFFAIRS. YOU ARE EARNESTLY REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) WHETHER OR NOT YOU EXPECT TO ATTEND THE

ANNUAL MEETING IN PERSON. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS EXERCISE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE ANNUAL MEETING. THE PROMPT RETURN OF THE PROXY WILL BE OF ASSISTANCE IN PREPARING FOR THE ANNUAL MEETING AND YOUR COOPERATION IN THIS RESPECT WILL BE GREATLY APPRECIATED.

                       By Order of the Board of Directors

                                                   Philip Grabow

                                                     President


        New York, New York
        June 18, 1997



--------------------------------------------------------------------------------
                      YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES,
                      PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED
                          PROXY AND MAIL IT PROMPTLY IN THE
                                ENCLOSED RETURN ENVELOPE.
--------------------------------------------------------------------------------

                        WILLIAM GREENBERG JR. DESSERTS AND CAFES, INC.
                                         222 NEW ROAD
                                 PARSIPPANY, NEW JERSEY 07054
                                  --------------------------

                                       PROXY STATEMENT
                                           FOR THE
                                ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON JULY 21, 1997
                                          2:00 P.M.

                                  --------------------------


                                         INTRODUCTION


        This Proxy Statement and the accompanying proxy are being furnished to shareholders of William Greenberg Jr. Desserts and Cafes, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use in voting at the Annual Meeting of Shareholders to be held at Chatterly Elegant Desserts, Inc., 20 Passaic Avenue, Fairfield, New Jersey, on Monday, July 21, 1997 at 2:00 p.m., and at any and all adjournments thereof (the "Annual Meeting"). This Proxy Statement, the attached Notice of Annual Meeting, the accompanying proxy, and the Company's Annual Report for the fiscal year ended December 31, 1996, as amended, including financial statements, are first being mailed or delivered to shareholders of the Company on or about June 20, 1997.

        At the Annual Meeting, shareholders of the Company as of the close of business on June 13, 1997 (the "Record Date") will consider and vote upon the following: (i) Proposal I for the election of five directors to hold office until the next Annual Meeting and until their respective successors are elected and qualified; (ii) Proposal II to approve an amendment to the Restated Certificate of Incorporation of the Company to change the Company's name from "William Greenberg Jr. Desserts and Cafes, Inc." to "Creative Bakeries, Inc.";
(iii) Proposal III for the ratification of the selection by the Company's Board of Directors of Zeller Weiss & Kahn, as independent accountants of the Company for the fiscal year ending December 31, 1997; and (iv) Proposal IV for the approval of the Company's 1997 Stock Option Plan.

        Approval of Proposal I to elect five directors requires the affirmative vote of the holders of a plurality of the outstanding Common Shares represented in person or by proxy at the Annual Meeting. Approval of Proposal II to amend the Restated Certificate of Incorporation of the Company to change the Company's name from "William Greenberg Jr. Desserts and Cafes, Inc." to "Creative Bakeries, Inc." requires the affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote at the Annual Meeting. Approval of Proposal III to ratify the selection of Zeller Weiss & Kahn, as independent accountants of the Company for the fiscal year ending December 31, 1997 requires the affirmative vote of holders of a majority of the Common Shares represented in person or by proxy at the Annual Meeting. Approval of Proposal IV to approve the 1997 Stock Option Plan requires the affirmative vote of holders of a majority of the Common Shares represented in person or by proxy at the Annual Meeting.

        The enclosed proxy provides that each shareholder may specify that his or her shares be voted "for" all the nominees listed in Proposal I or that authority to vote for one or more of such nominees be withheld, and with respect to Proposals II, III and IV, that his or her shares be voted "for," "against" or "abstain" from voting. If the enclosed proxy is properly executed, duly returned to the Company in time for the Annual Meeting and not revoked, your shares will be voted in accordance with the instructions contained thereon. Where a signed proxy is returned, but no specific instructions are indicated, your shares will be voted FOR the election of each of the nominees in Proposal I and FOR Proposals II, III and IV.

        Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Annual Meeting, but will not be counted as voting in respect of any matter as to which abstinence is indicated. Broker "non-votes" (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will not be treated as present for purposes of determining a quorum for the Annual Meeting and will not be counted as to the matters for which a non-vote is indicated. Any shareholder who executes and returns a proxy may revoke it in writing at any time before it is voted at the Annual Meeting by: (i) filing with Limor Beck, the Secretary of the Company, at the above address, written notice of such revocation bearing a later date than the proxy; (ii) submitting a duly executed proxy relating to the same shares bearing a later date than the initial proxy; or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

        Representatives of Zeller Weiss & Kahn are expected to be present at the Annual Meeting and available to respond to appropriate questions. Such representatives also will have the opportunity, should they so desire, to make any statements to the shareholders which they deem appropriate.

        WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO SIGN AND RETURN THE ACCOMPANYING PROXY REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHARES MAY BE VOTED AT THE ANNUAL MEETING ONLY IF THE HOLDER IS REPRESENTED BY PROXY OR IS PRESENT.

                              VOTING RIGHTS AND VOTING SECURITIES

        VOTING AT THE ANNUAL MEETING


        The Board of Directors has fixed the close of business on June 13, 1997 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of the Record Date, there were 3,155,500 Common Shares issued and outstanding. The Common Shares are the only class of outstanding voting securities of the Company. Each holder of Common Shares will be entitled to one vote per share, either in person or by proxy, on each matter presented to the shareholders of the Company at the Annual Meeting. The holders of a majority of all of the outstanding Common Shares entitled to vote at the Annual Meeting constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a plurality of the Common Shares represented in person or by proxy at the Annual Meeting is required to elect the five directors nominated in Proposal I. The affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote at the Annual Meeting is required to approve the amendment to the Company's Restated Certificate of Incorporation to change the name of the Company as recommended in Proposal II. The approval of each of Proposal III and Proposal IV requires the affirmative vote of the holders of a majority of the Common Shares represented in person or by proxy at the Annual Meeting.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


        The following table sets forth the number and percentage of Common Shares beneficially owned, as of June 13, 1997, by: (i) all persons known by the Company to be the beneficial owner of more than 5% of the outstanding Common Shares; (ii) each director and nominee of the Company; (iii) each of the "named executive officers" as defined under the rules and regulations of the Securities Act of 1933, as amended; and (iv) all directors and executive officers of the Company as a group (5 persons):


                                                         Numbers
                                                        of Shares        Percentage
                                                        Beneficially     Beneficially
               NAME                                       Owned(1)         Owned(2)
               ----                                     -------------    -----------
Philip Grabow(3).....................................       850,000        24.3%
Maria Marfuggi(4)....................................       472,500        14.5%
Willa Rose Abramson(5)...............................       472,500        15.0%
Stephen Fass(6)......................................       335,000        10.3%
Richard Fechtor(7)...................................       137,042         4.3%
Raymond J. McKinstry(8)..............................        50,000         1.6%
InterEquity Capital Partners, L.P.(9)................       281,185         8.2%
Kenneth Sitomer(10)..................................            --           --
Karen Brenner(11)....................................            --           --
All executive officers and directors as a group
  (3 persons)(12)....................................     1,037,042        30.2%


-----------------------------
(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting power with respect to all shares beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options.

(2) Assumes 3,155,500 Common Shares outstanding as of the date of this Proxy Statement. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(3) Mr. Grabow's business address is 222 New Road, Parsippany, New Jersey 07054. Includes 500,000 Common Shares and currently exercisable warrants to purchase an additional 350,000 Common Shares. See "Certain Relationships and Related Transactions."

(4) Ms. Marfuggi's business address is 116 Village Blvd., Suite 200, Princeton, New Jersey 08540-5799. Includes 372,500 Common Shares and currently exercisable warrants to purchase an additional 100,000 Common Shares. Excludes 75,000 Common Shares pledged by Ms. Marfuggi in November 1996 as collateral for a loan which the Yardville National Bank has foreclosed upon. As of the date of this Proxy Statement, Ms. Marfuggi is not employed by the Company or any subsidiary of the Company. The Company and Ms. Marfuggi have entered into a settlement relating to Ms. Marfuggi's separation from the Company. See "Employment Agreements / Termination Settlements."

(5) Ms. Abramson's address is 1800 NE 114th Street, Miami, Florida 33181. Includes 400,000 Common Shares pledged by Ms. Abramson in March 1996 as collateral for a loan. Effective April 15, 1996, Ms. Abramson resigned as a member of the Board of Directors and from the offices of Chairman of the Board, Chief Financial Officer and Secretary.

(6) Mr. Fass's business address is 210 West 90th Street - Apt 7L, New York, New York 10024. Includes 225,000 Common Shares and currently exercisable warrants to purchase an additional 110,000 Common Shares. As of the date of this Proxy Statement, Mr. Fass is not employed by the Company or any subsidiary  of the  Company.  The Company and Mr. Fass have  entered into a settlement relating to Mr. Fass' separation from the Company. See "Employment Agreements / Termination Settlements."

(7) Mr. Fechtor's business address is 155 Federal Street, Boston, Massachusetts 02110. Upon the conversion of a certain note, InterEquity Capital Partners, L.P., received a six-year warrant exercisable until October 2001 to purchase, on one occasion, 6% of the issued and outstanding capital shares of the Company on a fully diluted basis as of the date of exercise. Certain persons associated with Fechtor, Detwiler & Co., Inc., the representative of the several underwriters in the Company's initial public offering (the "Representative"), received an aggregate 17.5% interest in such warrant, including Mr. Fechtor, who received a 5% interest in such warrant. As of the date of this Proxy Statement, there are 5,680,500 Common Shares outstanding on a fully diluted basis, 6% of which equals 340,830 Common Shares. Accordingly, Mr. Fechtor's ownership as shown in the table includes 17,042 shares issuable upon exercise of such warrant. See "Certain Relationships and Related Transactions." Also includes 120,000 shares of Common Stock. Excludes 5,500 shares of Common Stock owned by Mr. Fechtor's wife, of which he disclaims beneficial ownership.

(8) Mr. McKinstry's business address is 40 Queen Street, London EC4R 1DD, England. Includes currently exercisable warrants to purchase 50,000 Common Shares.

(9) InterEquity's business address is 220 Fifth Avenue, New York, New York 10001. Includes an 82.5% interest in a six-year warrant exercisable to purchase, on one occasion, 6% of the issued and outstanding capital shares of the Company on a fully diluted basis as of the date of exercise. As of the date of this Proxy Statement, there are 5,680,500 Common Shares outstanding on a fully diluted basis, 6% of which equals 340,830 Common Shares. Accordingly, InterEquity's ownership as shown in the table includes 281,185 shares issuable upon exercise of such warrant. The warrant is currently exercisable and expires in October 2001.

(10) Mr. Sitomer's address is 303 East 57th Street, New York, New York 10022. Mr. Sitomer has consented to be nominated for election to the Company's board of directors.

(11) Ms. Brenner's address is P.O. Box 9109, Newport Beach, California 92660. Ms. Brenner has consented to be nominated for election to the Company's board of directors.


(12) Includes the Common Shares beneficially owned by Mr. Grabow, Mr. Fechtor and Mr. McKinstry.


        COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        The Securities and Exchange Commission (the "Commission") has comprehensive rules relating to the reporting of securities transactions by directors, officers and shareholders who beneficially own more than 10% of the Company's Common Shares (collectively, the "Reporting Persons"). These rules are complex and difficult to interpret. Based solely on a review of Section 16 reports received by the Company from Reporting Persons, the Company believes that no Reporting Person has failed to file a Section 16 report on a timely basis during the most recent fiscal year.

                        PROPOSAL I: ELECTION OF DIRECTORS

        The Company's Board of Directors currently consists of five members. At the Annual Meeting, five directors are to be elected to hold office until the next Annual Meeting and until their respective successors are elected and qualified. Three of the nominees are currently members of the Board of Directors.

        The persons named in the enclosed proxy intend to vote for the election of the persons listed below, unless the proxy is marked to indicate that such authorization is expressly withheld. Should any of the listed persons be unable to accept nomination or election (which the Board of Directors does not anticipate), it is the intention of the persons named in the enclosed proxy to vote for the election of such persons as the Board of Directors may recommend. Proxies cannot be voted for a greater number of persons than the number of nominees named.

        APPROVAL OF PROPOSAL I TO ELECT FIVE DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE COMMON SHARES REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

        INFORMATION CONCERNING THE BOARD OF DIRECTORS

        The following table sets forth certain information concerning the directors and nominees to the Company's Board of Directors:


       NAME OF NOMINEE,
       AGE AND POSITION                  PRINCIPAL OCCUPATION                  DATE OF INITIAL
      HELD WITH COMPANY                 FOR PREVIOUS FIVE YEARS              ELECTION AS DIRECTOR
      ------------------                -----------------------              ---------------------
Philip Grabow, 57                 President of J.M. Specialties, Inc.          January 23, 1997
  Chief Executive Officer,        October 1985 to January 1997.
  President and Director


Richard Fechtor, 66               Founder of and since 1974                     July 11, 1996
  Director                        Executive Vice President of
                                  Fechtor, Detwiler & Co., Inc., the
                                  representative of the underwriters in the
                                  Company's initial public offering; Director of
                                  Vascular Laboratories since 1989.

Raymond J. McKinstry, 49          Investment manager with Astair                 August 1995
  Director                        & Partners, Limited, a London
                                  based brokerage company, 1987
                                  to present.



       NAME OF NOMINEE,
       AGE AND POSITION                  PRINCIPAL OCCUPATION                  DATE OF INITIAL
      HELD WITH COMPANY                 FOR PREVIOUS FIVE YEARS              ELECTION AS DIRECTOR
      ------------------                -----------------------              ---------------------
Kenneth Sitomer, 50,              Chief Operating Officer of Sam                      --
  Director Nominee                and Libby, Inc., a publicly held
                                  company, 1993 to present; private consultant
                                  to footwear industry 1992 to March 1993;
                                  President and Chief Executive Officer of Russ
                                  Togs, Inc., a publicly held company listed on
                                  the New York Stock Exchange, 1989 to 1992.

Karen Brenner, 43,                President of Fortuna Advisors,                      --
  Director Nominee                Inc., an investment advisory firm
                                  in California 1993 to present; founder and
                                  President of Karen Brenner, Registered
                                  Investment Advisor, the predecessor to Fortuna
                                  Advisors, Inc., 1984 to 1993; Managing Partner
                                  of F.C. Partners, a California limited
                                  partnership, April 1996 to present; Director
                                  on DDL Electronics, Inc., a publicly held
                                  company, July 1996 to present; Director of
                                  Krug International Corp., a publicly held
                                  company, July 1996 to present.

        All directors hold office until the next annual meeting of shareholders or until their successors are elected and qualified. For a period of five years from October 12, 1995, the Representative has the right to nominate one member to the Company's Board of Directors. Mr. Fechtor is the Representative's current nominee to the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company.

        BOARD COMMITTEES

        The Company's Board of Directors has an Audit Committee, a Compensation Committee and an Executive Committee but does not have a nominating committee. The members of each committee are appointed by the Board of Directors.

        Audit Committee. The Audit Committee recommends to the Board of Directors the firm to be selected each year as independent auditors of the Company's financial statements and to perform services related to the completion of such audit. The Audit Committee also has responsibility for (i) reviewing the scope and results of the audit with the independent auditors, (ii) reviewing the

Company's financial condition and results of operations with management, (iii) considering the adequacy of the internal accounting, bookkeeping and control procedures of the Company, and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors and considering the effect of such performance on the auditors' independence. The Audit Committee currently consists of Messrs. Fechtor and McKinstry and has one vacancy. It is anticipated that Kenneth Sitomer, a nominee for director, will fill the vacancy on the Audit Committee and Mr. Grabow will replace Mr. Fechtor. The Audit Committee held four meetings during 1996.

        Compensation Committee. The Compensation Committee reviews and approves overall policy and structure with respect to compensation matters, including the determination of compensation arrangements for directors, executive officers and key employees of the Company. The Compensation Committee will also be responsible for the administration and award of options to purchase Common Shares pursuant to the 1997 Stock Option Plan. The Compensation Committee currently consists of Messrs. Fechtor and McKinstry and has one vacancy. It is anticipated that Karen Brenner, a nominee for director, will fill the vacancy on the Compensation Committee and Mr. Grabow will replace Mr. Fechtor. The Compensation Committee held three meetings in 1996.

        Executive Committee. The Executive Committee is empowered to act for the full Board of Directors in intervals between board meetings, with the exception of certain matters that by law may not be delegated. The members of the Executive Committee are Messrs. Fechtor and Grabow. The Executive Committee held 12 meetings in 1996.


        MEETINGS OF THE BOARD OF DIRECTORS

        The business affairs of the Company are managed under the direction of the Board of Directors. Members of the Board of Directors are kept informed through various reports and documents sent to them, through operating and financial reports routinely presented at Board of Directors and committee meetings by the Chairman and other officers, and through other means. In addition, directors of the Company discharge their duties throughout the year not only by attending Board of Directors meetings, but also through personal meetings and other communications, including considerable telephone contact, with management and others regarding matters of interest and concern to the Company.

        During the year ended December 31, 1996, the Company's Board of Directors held three formal meetings and acted by unanimous written consent in lieu of a meeting, on two occasions. Each director attended at least 75% of the Board meetings and any applicable committee meetings during 1996.

        EXECUTIVE OFFICERS

        The following table sets forth information, as of the Record Date, relating to each executive officer of the Company.


      NAME OF OFFICER,                                                        DATE OF
      AGE AND POSITION                  PRINCIPAL OCCUPATION                APPOINTMENT
      HELD WITH COMPANY                FOR PREVIOUS FIVE YEARS              AS OFFICER
      -----------------                -----------------------              ------------
Philip Grabow, 57                President of J.M. Specialties, Inc.   January 23, 1997
  Chief Executive Officer,       from October 1985 to January
  President and Director         1997


        As of the date of this Proxy Statement, Ms. Marfuggi is no longer employed as (a) Executive Vice President, Secretary and Director of the Company,
(b) President and Director of the WGJ Subsidiary and (c) Executive Vice President, Secretary and Director of the JMS Subsidiary, and Mr. Fass is no longer employed as (a) Executive Vice President and Director of the Company, (b) Executive Vice President, Secretary and Director of the WGJ Subsidiary and (c) President and Director of the JMS Subsidiary. The Company has entered into settlement agreements with each of Ms. Marfuggi and Mr. Fass relating to their separation from the Company. The Board of Directors intends to appoint officers to replace Ms. Marfuggi and Mr. Fass. See "Employment Agreements / Termination Settlements."




        COMPENSATION OF DIRECTORS

        Directors of the Company who are not salaried officers receive a fee of $500 for attending each meeting of the Board of Directors or a committee thereof. In addition, all directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending such meetings.

        EXECUTIVE COMPENSATION IN 1996

        The following table sets forth compensation paid to the Chief Executive Officer and to executive officers of the Company, excluding those executive officers who did not receive an annual salary and bonus in excess of $100,000 in the fiscal year ended December 31, 1996.

-------------------------------------------------------------------------------------------------------
Name and Principal Position                                       Annual Compensation
                                                -------------------------------------------------------
                                                                                     Other Annual
                                         Year      Salary ($)       Bonus ($)      Compensation ($)
-------------------------------------------------------------------------------------------------------
Maria Marfuggi, CEO                      1996          $67,308        $0.00             $0.00
-------------------------------------------------------------------------------------------------------

        No other executive officer received a salary and bonus in excess of $100,000 for the year ended December 31, 1996. The Company has not granted any stock options, stock appreciation rights or long-term incentive awards to any executive officer of the Company since its inception.

        EMPLOYMENT AGREEMENTS / TERMINATION SETTLEMENTS



        In July 1995, the Company entered into employment agreements with each of Maria Maggio Marfuggi and Stephen Fass. Ms. Marfuggi and Mr. Fass are no longer employed by the Company. In June 1997, the Company entered into separation agreements with each of Ms. Marfuggi and Mr. Fass. Pursuant to the settlement agreement with Ms. Marfuggi, the Company agreed to pay to Ms. Marfuggi $40,000 of compensation, plus medical expenses and unreimbursed business expenses, of which $15,000 was paid upon the signing of the settlement agreement and $5,000 is payable each month over the next five months. The Company also agreed to cause to be purchased from Ms. Marfuggi warrants to purchase 50,000 shares, for an aggregate purchase price of $55,000 and issued to Ms. Marfuggi additional warrants to purchase 50,000 shares of Common Stock of the Company at $2.50 per share. Pursuant to the settlement agreement with Mr. Fass, the Company agreed to pay to Mr. Fass $63,800 in compensation plus unreimbursed business expenses, of which $3,800 was paid upon signing of the settlement agreement and $60,000 is payable over the next 12 months in $5,000 monthly installments. The Company also paid certain legal expenses incurred by Mr. Fass in the amount of $8,200. In addition, the Company agreed to cause to be purchased from Mr. Fass 215,000 shares of Common Stock for an aggregate price of $336,750 and warrants to purchase 60,000 shares for an aggregate purchase price of $55,000, and issued to Mr. Fass additional warrants to purchase 60,000 shares of Common Stock of the Company at $2.50 per share. The settlement agreements each contain mutual releases by the parties.

        In addition, the Company entered into a settlement agreement with William, Carol and Seth Greenberg (collectively, the "Greenberg Group") regarding their separation from the Company. Pursuant to this agreement, the Company paid the Greenberg Group $65,000 and forgave a loan in the principal amount of $21,000 made by the Company to Seth Greenberg in January 1997. The Company also issued warrants to the Greenberg Group to purchase 80,000 shares of Common Stock of the Company at $2.50 per share and agreed, upon demand, to purchase, or cause to be purchased, such warrants for an aggregate purchase price of $88,000 within a certain period. The settlement agreement contains mutual releases by the parties.


        NEW EMPLOYMENT AGREEMENTS

        In January 1997, the Company entered into an employment agreement with Philip Grabow, the President and Chief Executive Officer of the Company, for a term lasting until December 31, 1998 with successive automatic renewal periods of one year, with a base salary of $250,000 for the first year, and $150,000 for the second year. Either the Company or Mr. Grabow may cancel the agreement for any reason after two years upon 60 days' written notice prior to a scheduled expiration date. Upon any termination of the agreement, other than for cause, Mr. Grabow shall be entitled to a severance payment equal to his then base salary for a period one year.

        SIGNIFICANT EMPLOYEES

        Marilyn Miller is the manager of the Company's baking division. Her responsibilities include kosher baking, European specialties and the development of new products. Prior to 1992, Ms. Miller was a principal in a kosher bakery.

                        CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        THE ACQUISITION

        In June 1995, the Company entered into a purchase and sale agreement with Greenberg's--L.P., a New York limited partnership doing business as William Greenberg Jr. Desserts, Inc., its general partner and all of its limited partners pursuant to which the Company agreed to acquire, subject to the terms and conditions contained therein, the operating assets and certain liabilities of Greenberg's--L.P. for $2,000,000 (the "Acquisition"). On July 10, 1995, the Company consummated the Acquisition. At the closing, the Company entered into an employment and consulting agreement with Seth Greenberg, a consulting agreement with William Greenberg, Jr. and Carol S. Greenberg and a consulting agreement with Marilyn Miller. See "Significant Employees." In connection with the Acquisition, the general partner and Greenberg's--L.P. agreed that they would not, for a period of five years from closing, compete with the Company.

        ACQUISITION INDEBTEDNESS

        In July 1995, in order to finance the Acquisition, the Company obtained a senior, secured term loan represented by two promissory notes issued to InterEquity Capital Partners, L.P. ("InterEquity"). One promissory note was in the original principal amount of $1,999,000 (the "Amortizing Note") and the other was in the original principal amount of $1,000 (the "Convertible Note"). The term loan was secured by substantially all of the Company's assets. The Convertible Note was convertible into Common Shares or a warrant to purchase capital stock of the Company. Upon consummation of the Company's initial public offering of 1,000,000 Common Shares (the "Offering"), which occurred in October 1995, the Company used a portion of the net proceeds of the Offering to pay the term loan in full, together with accrued interest, and a prepayment penalty ($530,000). As a result, the liens against the Company's assets and the collateral assignments were terminated. In addition, upon consummation of the Offering, InterEquity paid the Company $1,000 and converted the Convertible Note into a six-year warrant exercisable to purchase, on one occasion, 6% of the Company's issued and outstanding capital stock on a fully diluted basis at the time of exercise. In addition, the Company has granted InterEquity an option to put those shares acquired by InterEquity upon the conversion of the warrant to the Company commencing on July 10, 2000 through July 31, 2005 if the Common Shares have not been listed or admitted to trading on a national securities exchange and/or are not quoted on an automated quotations system at the time the put is exercised, at a price equal to a multiple of earnings as defined in the loan agreement between the parties or a price established by independent appraisal. In addition, pursuant to the terms of the loan agreement, the Company has granted InterEquity certain "piggyback" registration rights with respect to the Common Shares issuable upon exercise of the warrant.

        THE JMS ACQUISITION

        On January 17, 1997, the Company entered into a stock purchase agreement (the "Stock Purchase Agreement") with Philip Grabow ("Grabow"), pursuant to which, on January 23, 1997, the Company consummated the purchase from Grabow of all the outstanding shares of J.M. Specialties, Inc., a New Jersey corporation (the "JMS Subsidiary"), in exchange for (i) $900,000 in cash, (ii) 500,000 shares (the "JMS Shares") of the Common Stock of the Company and (iii) 350,000 warrants (the "JMS Warrants") exercisable for shares of Common Stock of the Company (the "JMS Transaction"). Each JMS Warrant entitles Grabow to purchase one Common Share of the Company at the exercise price of $2.50 per share until December 31, 2000.

        In connection with the Stock Purchase Agreement, Grabow and the Company also entered (i) a registration rights agreement, dated as of January 23, 1997, regarding the terms of the registration of the Common Shares of issuable upon exercise of the JMS Warrants, and (ii) an employment agreement dated as of January 23, 1997. Pursuant to the employment agreement, Grabow will serve as President and Chief Executive Officer of the Company at an annual salary level of $250,000 for the first year, and a minimum of $150,000 thereafter. Also in connection with the JMS Transaction, effective January 23, 1997, Grabow was elected to serve as a director of the Company.

        JMS ACQUISITION INDEBTEDNESS

        The payment of the cash portion of the purchase price for the JMS Subsidiary and such working capital, was funded through the net proceeds received  from  the sale by the  Company  of  1,500,000  common  stock  purchase warrants  (the  "Private  Placement  Warrants")  at a price of $1.10 per Private
Placement   Warrant  to  a  limited  number  of  purchasers  that  qualified  as
"accredited investors" under the Securities Act of 1933. The terms of the Private Placement Warrants are substantially similar to the JMS Warrants.

        TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

        In April 1994, Stephen Fass purchased 225,000 Common Shares from the Company for an aggregate purchase price of $22,500.

        At December 31, 1994, the Company was indebted to Mr. Fass in the aggregate amount of $50,432. Of this amount, $35,000 pertained to a verbal consulting agreement with the Company whereby Mr. Fass agreed to perform consulting services for the Company at a rate of $5,000 per month effective June 1, 1994 and the balance of $15,432 represented expenses incurred by the Company which Mr. Fass personally paid on its behalf. Through June 30, 1995, Mr. Fass earned additional consulting fees of $30,000 and paid additional costs and expenses incurred on behalf of the Company of $24,933, which increased the amount owed to Mr. Fass to $105,365. In October 1996, all amounts owed to Mr. Fass by the Company were repaid in full.

        For a description of the employment agreements with Mr. Fass and Ms. Marfuggi and their separation from the Company, see "Employment Agreements / Termination Settlements."

        On February 8, 1996, the Company made an unsecured loan in the amount of $212,000 to the spouse of the Company's former Chairman of the Board. The loan bore interest at the rate of 6.75% per annum. On April 5, 1996, the loan was repaid in full with all accrued interest.

        In October 1995, persons associated with the Representative purchased a $350,000 participation interest in a $2,000,000 term loan obtained from InterEquity in connection with the Acquisition and, as a result, received through the conversion of the Convertible Note, a 17.5% participation interest in a six-year warrant issued to InterEquity to purchase 6% of the issued and outstanding shares of capital stock of the Company on a fully diluted basis at the time of exercise. Richard Fechtor, a Director of the Company, is a principal of the Representative and received a 5% interest in such warrant. See "-- Acquisition Indebtedness" and "Security Ownership of Certain Beneficial Owners and Management."

        J.P. Veggi's, Inc. ("J.P.'s") is engaged in a co-packing arrangement with the JMS Subsidiary pursuant to which J.P.'s paid the JMS Subsidiary approximately $65,000 during the year ended December 31, 1996. Philip Grabow, the President and Chief Executive Officer and a Director of the Company is a co-founder and President of J.P.'s and owns 10% of the outstanding shares of J.P.'s.

              PROPOSAL II: APPROVAL OF AN AMENDMENT TO THE RESTATED
                 CERTIFICATE OF INCORPORATION OF THE COMPANY TO
                            CHANGE THE COMPANY'S NAME

        The Company's Board of Directors has approved and recommends the adoption by the stockholders of the following amendment to Article 1 of the Restated Certificate of Incorporation of the Company, which amendment would change the Company's name from "William Greenberg Jr. Desserts and Cafes, Inc." to "Creative Bakeries, Inc."

        TEXT OF AMENDMENT

        The Restated Certificate of Incorporation of the corporation hereby is amended by deleting Article 1 thereof in its entirety and inserting in lieu thereof the following:

        "FIRST: The name of the corporation is Creative Bakeries, Inc."

        REASONS FOR THE PROPOSED AMENDMENT

        The Board believes that the adoption of the name Creative Bakeries, Inc. will better reflect the broader scope of the Company's current operations and planned future operations. In the recent JMS Acquisition, the Company acquired a line of batter and frozen-finished cakes, brownies and muffins distinct from its existing bakery retail operations. In connection with the JMS Acquisition, the Company transferred all of the business assets then owned by the Company into the WGJ Subsidiary in exchange for all of the issued and outstanding shares of common stock of the WGJ Subsidiary. As a result, the Company currently acts as a holding company with two wholly-owned subsidiaries, the JMS Subsidiary and the WGJ Subsidiary. The name William Greenberg Jr. Desserts and Cafes, Inc. is largely associated with the Company's bakeries and related operations. The Board believes that the name Creative Bakeries Inc. more accurately encompasses the Company's diverse interests.

        In order to more accurately reflect the particular focus of each subsidiary, the Company will thereafter change the name of the WGJ Subsidiary to "William Greenberg Jr. Desserts and Cafes, Inc." and the name of the JMS Subsidiary to "Batter Bake Bakeries, Inc."

        The change of the Company's name will not affect in any way the validity of currently outstanding stock certificates. Stockholders will not be required to surrender or exchange any stock certificates currently held by them. Concurrently with the name change, the Company will change its Nasdaq trading symbol from "BAKE" to "CBAK".

        REQUIRED AFFIRMATIVE VOTE

        The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the amendment to the Restated Certificate of Incorporation of the Company to change the Company's name from "William Greenberg Jr. Desserts and Cafes, Inc." to "Creative Bakeries, Inc."

        THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE CONSENT TO A CHANGE IN THE NAME OF THE COMPANY AS SET FORTH IN THIS PROPOSAL II.

                      PROPOSAL III:  SELECTION OF INDEPENDENT ACCOUNTANTS

        Weinick, Sanders & Co. LLP has served as the Company's independent accountants since 1995. During the fiscal year ended December 31, 1996, Weinick, Sanders & Co. LLP audited the accounts of the Company and also provided other audit and accounting services to the Company in connection with Commission filings. As of the date of this Proxy Statement, Weinick, Sanders & Co. LLP has been dismissed. The Company has not had any disagreements with Weinick, Sanders & Co. LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        Weinick, Sanders & Co. LLP's report on the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 contained an opinion which stated that the Company's year end net loss and working capital deficiency raised "substantial doubt about the Company's ability to continue as a going concern."

        Upon recommendation of the Audit Committee of the Board of Directors, the Board has selected Zeller Weiss & Kahn as the new independent accountants for the fiscal year ending December 31, 1997. The shareholders are being asked to approve this action of the Board. The approval requires a majority vote of those Common Shares represented in person or by proxy at the Annual Meeting. In the event the appointment is not approved, the Board of Directors will reconsider its selection.

        Representatives of Zeller Weiss & Kahn are expected to be present at the Annual Meeting and available to respond to appropriate questions. Such representative will also have the opportunity, should he so desire, to make any statements to the shareholders which he deems appropriate.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL III.

                        PROPOSAL IV: APPROVAL OF 1997 STOCK OPTION PLAN


        The 1997 Stock Option Plan was adopted by the Company's Board of Directors in June, 1997. The 1997 Stock Option Plan provides for the grant of both incentive stock options ("ISOs"), intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options ("NSOs") that do not qualify for such treatment. Only employees (including officers and directors who are also employees) of the Company are eligible to receive grants of ISOs. Employees, officers, directors, consultants, and other service providers of the Company are eligible to receive grants of NSOs. The 1997 Stock Option Plan will be administered by the Board of Directors or a committee appointed by the Board of Directors. No ISOs can be granted under the 1997 Stock Option Plan with an exercise price of less than 100% of the fair market value of the Company's Common Shares on the date of grant. The Board (or the committee appointed by the Board of Directors to administer the 1997 Stock Option Plan) determines the exercise price of any NSOs granted under the 1997 Stock Option Plan. The 1997 Stock Option Plan provides that a maximum of 300,000 Common Shares may be issued upon the exercise of options granted under such plan and that no employee of the Company may be granted options with respect to more than 100,000 Common Shares in any calendar year. If any option granted under the 1997 Stock Option Plan expires, terminates or is cancelled for any reason without having been exercised in full, then the unpurchased shares subject to that option will be available for additional option grants.


        The purpose of the 1997 Stock Option Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers, directors, consultants and other service providers of the Company who are expected to contribute to the Company's future growth and success and to assist the Company in attracting and retaining other persons who will provide services to the Company.

        The Board of Directors has retained the right to amend or terminate the 1997 Stock Option Plan as it deems advisable. However, no amendment may become effective until shareholder approval is obtained to the extent that such approval is required by applicable law. Generally, no amendments to, or termination of, the 1997 Stock Option Plan may adversely affect the rights of any individual pursuant to options previously granted to such individual without that individual's consent. However, the Board of Directors may, without the consent of such individual, amend or modify (i) the 1997 Stock Option Plan and any outstanding Incentive Stock Options to the extent necessary to qualify such options for favorable federal income tax treatment, (ii) the 1997 Stock Option Plan and of any outstanding options to the extent necessary to ensure the qualification of such plan and options under Rule 16b-3 (if applicable to such plan and options), and (iii) the 1997 Stock Option Plan and any outstanding options to the extent that the Board of Directors determines necessary to preserve the Company's deduction of compensation resulting from the grant or exercise of options by certain employees of the Company who are "covered employees," within the meaning of Treasury Regulation Section 1.162-27(c)(2). The 1997 Stock Option Plan shall terminate in 2002. Any option outstanding under the 1997 Stock Option Plan at the time of the 1997 Stock Option Plan's termination shall remain outstanding until the option expires by its terms or the terms of such plan.

        As of the Record Date, the Company has not granted options under the 1997 Stock Option Plan.


        CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        The following outlines certain federal income tax consequences of the 1997 Stock Option Plan under present law to the Company and participants in such plan.

        Incentive Options. A participant will not realize income (except that the alternative minimum tax may apply), and the Company will not be entitled to a deduction for federal income tax purposes, upon the grant of an ISO, and, if certain requirements of the Code and 1997 Stock Option Plan are met, upon exercise of an ISO. If Common Shares acquired upon the exercise of an ISO are disposed of by the participant within two years from the date of granting of the option or within one year after the date of exercise (a "disqualifying disposition"), the excess, if any, of (i) the amount realized (up to the fair market value of such Common Shares on the exercise date) over (ii) the exercise price, will be ordinary income to the participant, and the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income realized by the participant. The Code limits to $100,000 the value of employee stock subject to ISOs that first become exercisable in any one year, based upon the fair market value of the stock on the date of grant.

        Non-Qualified Options. A participant who receives an NSO does not recognize taxable income on the grant of the option. Upon the receipt of shares when an NSO is exercised, a participant generally has ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price paid for the shares. However, if the participant (i) is an officer or director of the Company or the beneficial owner of more than 10% of the Company's equity securities (in each case, within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an "Insider") and (ii) receives shares upon the exercise of an NSO, the recognition of income (and the determination of the amount of income) is deferred until the earlier of (a) six months after the shares are acquired or
(b) the earliest date on which the Insider could sell the shares at a profit without being subject to liability under Section 16(b) of the Exchange Act (six months after the NSO is granted, in the case of an "in-the-money" option). Income is not deferred, however, if such a participant makes a Section 83(b) election at the time he receives the shares. Rather, income is recognized on the date of exercise in an amount equal to the excess of the fair market value of the shares on such date over the exercise price. A Section 83 election must be filed with the Internal Revenue Service no later than thirty (30) days after an option is exercised.

        A participant's tax basis in shares received upon exercise of an NSO is generally equal to the amount of ordinary income recognized on the receipt of the shares plus the amount paid upon exercise. The holding period for the shares begins on the day after the shares are received or, in the case of an Insider that has not made a Section 83 election, on the day after the date on which income is recognized by the Insider on account of the receipt of the shares.

        The ordinary income recognized by an employee of the Company on account of the exercise of an NSO is subject to both wage withholding and employment taxes. A deduction for federal income tax purposes is allowed to the Company in an amount equal to the amount of ordinary income included in the participant's income, provided that such amount constitutes an ordinary and necessary business expense of the Company and that such amount is reasonable.

        If a participant exercises an NSO by delivering previously held shares in payment of the exercise price, the participant does not recognize gain or loss on the delivered shares, even if their fair market value is different from the participant's tax basis in the shares. However, the exercise of the NSO is taxed and the Company generally is entitled to a deduction, in the same amount and at the same time as if the participant had paid the exercise price in cash. If the participant receives a separate identifiable stock certificate therefor, his tax basis in the number of shares received equal to the number of shares surrendered on exercise will be the same as his tax basis in the shares surrendered. His holding period for such number of shares will include his holding period for the shares surrendered. The participant's tax basis and holding period for the additional shares received upon exercise will be the same as it would if the participant had paid the exercise price in cash.

        If a participant receives shares upon the exercise of an NSO and thereafter disposes of the shares in a taxable transaction, the difference between the amount realized on the disposition and the participant's tax basis in the shares is taxed as capital gain or loss (provided the shares are held as a capital asset on the date of disposition), which is long-term or short-term depending on the participant's holding period for the shares.

        REQUIRED AFFIRMATIVE VOTE


        Approval of the adoption of the 1997 Stock Option Plan requires the affirmative vote of the holders of a majority of the Common Shares represented in person or by proxy at the Annual Meeting.


THIS SUMMARY OF THE 1997 STOCK OPTION PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE 1997 STOCK OPTION PLAN AS SET FORTH IN EXHIBIT A TO THIS PROXY STATEMENT.

        THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 1997 STOCK OPTION PLAN AS SET FORTH IN THIS PROPOSAL IV.

                           1998 SHAREHOLDER PROPOSALS


        In order for shareholder proposals for the 1998 Annual Meeting of Shareholders to be eligible for inclusion in the Company's 1998 Proxy Statement, they must be received by the Company at its principal executive offices, 222 New Road, Parsippany, New Jersey 07054 (Attn: Secretary), prior to March 21, 1998. The Board of Directors will review any shareholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in the Company's 1998 Proxy Statement for the Annual Meeting.


        Holders of Common Shares desiring to have proposals submitted for consideration at any future meeting of shareholders should consult with the applicable rules and regulations of the Commission with respect to such proposals.

                                         OTHER MATTERS

        The Board of Directors does not know of any other matters that are to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy on behalf of the shareholders they represent in accordance with their best judgment.

                             SOLICITATION OF PROXIES

        Proxies are being solicited by and on behalf of the Board of Directors. The Company will bear the costs of preparing and mailing the proxy materials to its shareholders in connection with the Annual Meeting. The Company will solicit proxies by mail and the directors and certain officers and employees of the Company may solicit proxies personally or by telephone or telegraph. These persons will receive no additional compensation for such services but will be reimbursed for reasonable out-of-pocket expenses. The Company also will request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable out-of-pocket expenses related thereto.

                             ADDITIONAL INFORMATION


        THE COMPANY WILL MAKE AVAILABLE TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON A WRITTEN REQUEST THEREFOR, ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AND COPIES OF ANY QUARTERLY REPORT ON FORM 10-QSB OF THE COMPANY FILED AFTER DECEMBER 31, 1996. ANY SUCH REQUEST SHALL BE DIRECTED TO WILLIAM GREENBERG JR. DESSERTS AND CAFES, INC., ATTENTION: SECRETARY, AT THE FOLLOWING ADDRESS: 222 NEW ROAD, PARSIPPANY, NEW JERSEY 07054.


                                                PHILIP GRABOW
                                                  President


New York, New York
June 18, 1997

                                    EXHIBIT A

                 WILLIAM GREENBERG JR. DESSERTS AND CAFES, INC.

                             1997 STOCK OPTION PLAN

I.      PURPOSE

        The purpose of this plan (the "Plan") is to secure for WILLIAM GREENBERG JR. DESSERTS AND CAFES, INC. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, officers, directors, consultants and other service providers of the Company or an Affiliate (as that term is defined in the Plan) who are expected to contribute to the Company's future growth and success. The Plan is also designed to attract and retain other persons who will provide services to the Company. Those provisions of the Plan which make express reference to Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"), shall apply only to Incentive Stock Options (as that term is defined in the Plan).

II.     TYPE OF OPTIONS AND ADMINISTRATION

        a. Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors (the "Board") of the Company (or the committee appointed by the Board in accordance with Section 2(b) below) and may be either incentive stock options ("Incentive Stock Options") intended to meet the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code ("Non-Qualified Options").

        b. Administration. The Plan will be administered by the Board or by a committee consisting of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3"), and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3) promulgated under Section 162(m) of the Code, (the "Committee") appointed by the Board, in each case whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. If the Board determines to create a Committee to administer the Plan, the delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3). The Board or the Committee may in its sole discretion grant options to purchase shares of the Company's Common Stock, $0.001 par value per share ("Common Stock"), and issue shares upon exercise of such options as provided in the Plan. The Board or the Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective option agreements, which need not be identical; and to make all other determinations in the judgment of the Board or the Committee necessary or desirable for the administration of the Plan. The Board or the Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

III.    ELIGIBILITY

        Options may be granted to persons who are, at the time of grant, employees, officers, directors, consultants or other service providers of the Company or any parent or subsidiary of the Company as defined in Sections 424(e) and 424(f) of the Code ("Affiliate"), provided that Incentive Stock Options may only be granted to individuals who are employees (within the meaning of Section 3401(c) of the Code) of the Company or any Affiliate. Options may also be granted to other persons, provided that such options shall be Non-Qualified Options. A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board or the Committee shall so determine. Notwithstanding anything in the Plan to the contrary, no employee of the Company or an Affiliate shall be granted options with respect to more than 100,000 shares of Common Stock during any calendar year.

IV.     STOCK SUBJECT TO PLAN

        The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 300,000. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

V.      FORMS OF OPTION AGREEMENTS

        As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan and as may be approved by the Board or the Committee. The terms of such option agreements may differ among recipients.

VI.     PURCHASE PRICE

        a. General. The purchase price per share of Common Stock issuable upon the exercise of an option shall be determined by the Board or the Committee at the time of grant of such option, provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Common Stock at the time of grant of such option, or less than 110% of such Fair Market Value in the case of Incentive Stock Options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange (including but not limited to the Nasdaq Stock Market or the Nasdaq National Market) on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

        b. Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by any other means which the Board determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3).

VII.    EXERCISE OPTION PERIOD

        Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board or the Committee and set forth in the applicable option agreement, provided that such date shall not be later than ten (10) years after the date on which the option is granted.

VIII.   EXERCISE OF OPTIONS

        Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board or the Committee may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

IX.     NONTRANSFERABILITY OF OPTIONS

        No option granted under this Plan shall be assignable or otherwise transferable by the optionee, except by will or by the laws of descent and distribution. An option may be exercised during the lifetime of the optionee only by the optionee.

X.      EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP

        Except as provided in Section 11(d) with respect to Incentive Stock Options and except as otherwise determined by the Board or the Committee at the date of grant of an option, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three (3) months following the termination of the optionee's employment or other relationship with the Company and its Affiliates or within one (1) year if such termination was due to the death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) of the optionee (to the extent such option is otherwise exercisable at the time of such termination) but in no event later than the expiration date of the option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non- disclosure agreement, the option shall expire immediately upon such termination. The Board or the Committee shall have the power to determine, in its sole discretion, what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee and all other persons interested or claiming interests under the Plan.

XI.     INCENTIVE STOCK OPTIONS

        Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

        a. Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

        b. 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                i. the purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

               ii. the option exercise period shall not exceed five (5) years from the date of grant.

        c. Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

        d. Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company or an Affiliate, except that:

               i. an Incentive Stock Option may be exercised within the period of three (3) months after the date the optionee ceases to be an employee of the Company or an Affiliate (or within such lesser period as may be specified in the applicable option agreement), to the extent it is otherwise exercisable at the time of such cessation,

               ii. if the optionee dies while in the employ of the Company or an Affiliate, or within three (3) months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the applicable option agreement), to the extent it is otherwise exercisable at the time of the optionee's death, and

               iii. if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company or an Affiliate, the Incentive Stock Option may be exercised within the period of one (1) year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement), to the extent it is otherwise exercisable at the time of such cessation.

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

XII.    ADDITIONAL PROVISIONS

        a. Additional Option Provisions. The Board or the Committee may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation, restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses or to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board or the Committee, provided that such additional provisions shall not be inconsistent with the requirements of applicable law and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

        b. Acceleration, Extension, Etc. The Board or the Committee may, in its sole discretion (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised, or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised, provided, however, that no such acceleration or extension shall be permitted if it would (i) cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, or (ii) cause the Plan or any option granted under the Plan to fail to comply with Rule 16b-3 (if applicable to the Plan or such option).

XIII.   GENERAL RESTRICTIONS

        a. Investment Representations. The Board or the Committee may require any person to whom an option is granted, as a condition of exercising such option or award, to give written assurances in substance and form satisfactory to the Board or the Committee to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Board or the Committee deems necessary or appropriate in order to comply with applicable federal and state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock, including any "lock-up" or other restriction on transferability.

        b. Compliance With Securities Law. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or automated quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition, is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, except to the extent expressly permitted by the Board, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board or the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, qualification, consent or approval, or to satisfy such condition. In addition, Common Stock issued upon the exercise of options may bear such legends as the Company may deem advisable to reflect restrictions which may be imposed by law, including, without limitation, the Securities Act of 1933, as amended, any state "blue sky" or other applicable federal or state securities law.

XIV.    RIGHTS AS A STOCKHOLDER

        The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any right to vote or to receive dividends or non-cash distributions with respect to such shares) until the effective date of exercise of such option and then only to the extent of the shares of Common Stock so purchased. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of exercise.

XV.     ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS,

        REORGANIZATIONS AND RELATED TRANSACTIONS

        a. Recapitalizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under or otherwise referred to in the Plan, (y) the number and kind of shares or other securities subject to any then-outstanding options under the Plan, and (z) the price for each share subject to any then-outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (A) would cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, (B) would cause the Plan or any option granted under the Plan to fail to comply with Rule 16b-3 (if applicable to the Plan or such option), or (C) would be considered as the adoption of a new plan requiring stockholder approval.

        b. Reorganization, Merger and Related Transactions. All outstanding options under the Plan shall become fully exercisable for a period of sixty (60) days following the occurrence of any Trigger Event (as defined below), whether or not such options are then exercisable under the provisions of the applicable agreements relating thereto. For purposes of the Plan, a "Trigger Event" is any one of the following events:

               i. the date the Company acquires knowledge that any person or group deemed a person under Section 13(d)-3 of the Exchange Act (other than the Company, any Affiliate, any employee benefit plan of the Company or of any Affiliate or any entity holding shares of Common Stock or other securities of the Company for or pursuant to the terms of any such plan or any individual or entity or group or affiliate thereof which acquired its beneficial ownership interest prior to the date the Plan was adopted by the Board), in a transaction or series of transactions, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Company entitling the person or group to 30% or more of all votes (without consideration of the rights of any class or stock to elect directors by a separate class vote) to which all stockholders of the Company would be entitled in the election of the Board were an election held on such date;

               ii. the date, during any period of two (2) consecutive years, when individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period; and

               iii. the date of approval by the stockholders of the Company of an agreement (a "reorganization agreement") providing for:

                      (1) The merger or consolidation of the Company with another corporation (x) where the stockholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such stockholders to 80% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of such corporation would be entitled in the election of directors, or (y) where the members of the Board, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation, or

                      (2) The sale or other disposition of all or substantially all the assets of the Company.

        c. Board  Authority  to Make  Adjustments.  Any  adjustments  under this
Section 15 will be made by the Board or the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

XVI.    NO EMPLOYMENT RIGHTS

        Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment or other relationship with the Company or an Affiliate or interfere in any way with the right of the Company or an Affiliate at any time to terminate such employment or relationship or to increase or decrease the compensation of the optionee.

XVII.   AMENDMENT, MODIFICATION OR TERMINATION OF THE PLAN

        a. The Board may at any time modify, amend or terminate the Plan, provided that to the extent required by applicable law, any such modification, amendment or termination shall be subject to the approval of the stockholders of the Company.

        b. The modification, amendment or termination of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board or the Committee may amend or modify outstanding option agreements in a manner not inconsistent with the Plan. Notwithstanding the foregoing, the Board shall have the right, without the consent of the optionee affected, to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, (ii) the terms and provisions of the Plan and of any outstanding options to the extent necessary to ensure the qualification of the Plan and such options under Rule 16b-3 (if applicable to the Plan and such options), and (iii) the terms and provisions of the Plan and any outstanding option to the extent that the Board determines necessary to preserve the deduction of compensation paid to certain optionees who are "covered employees," within the meaning of Treasury Regulation Section 1.162-27(c)(2), as a result of the grant or exercise of options under the Plan.

XVIII.  WITHHOLDING

        a. The Company shall have the right to deduct and withhold from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be so deducted and withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part by (i) causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option, (ii) delivering to the Company shares of Common Stock already owned by the optionee, or (iii) delivering to the Company cash or a check to the order of the Company in an amount equal to the amount required to be so deducted and withheld. The shares delivered in accordance with method (ii) above or withheld in accordance with method (i) above shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to method (i) or (ii) of this Section 18(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

        b. The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two (2) years from the date the option was granted or within one (1) year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company or an Affiliate at the time of such disposition.


XIX.    CANCELLATION AND NEW GRANT OF OPTIONS, ETC.


        The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees the (i) cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan (or any successor stock option plan of the Company) covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options, or (ii) amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.


XX.     EFFECTIVE DATE AND DURATION OF THE PLAN


        a. Effective Date. The Plan shall become effective when adopted by the Board, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board and amendments requiring stockholder approval (as provided in Section 17) shall become effective when adopted by the Board, but no Incentive Stock Option granted on or after the date of such amendment shall become exercisable unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, no options granted on or after the date of such amendment shall be deemed Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Subject to above limitations, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

        b. Termination. Unless sooner terminated by the Board, the Plan shall terminate upon the close of business on the day next preceding the fifth anniversary of the date of its adoption by the Board. After termination of the Plan, no further options may be granted under the Plan; provided, however, that such termination will not affect any options granted prior to termination of the Plan.

XXI.    GOVERNING LAW


        The provisions of this Plan shall be governed and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws.

                                   APPENDIX I

                                      PROXY

                 WILLIAM GREENBERG JR. DESSERTS AND CAFES, INC.
                  Solicited on Behalf of the Board of Directors


         The undersigned hereby appoints Philip Grabow and Richard Fechtor (with full power to act without the other and with power to appoint his/her substitute) as the undersigned's proxies to vote all of the undersigned's common shares of WILLIAM GREENBERG JR. DESSERTS AND CAFES, INC., a New York corporation (the "Company"), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at Chatterly Elegant Desserts, Inc., 20 Passaic Avenue, Fairfield, New Jersey, on Monday, July 21, 1997 at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:


I.   ELECTION OF DIRECTORS     [ ]  FOR all  nominees  listed  below  (except as
                                    marked to the contrary below)

                               [ ] WITHOUT AUTHORITY to vote for all nominees listed below

PHILIP GRABOW, RICHARD FECHTOR, RAYMOND J. MCKINSTRY, KENNETH SITOMER and KAREN BRENNER.

(INSTRUCTION:    To withhold authority to vote for any individual nominee, write that nominee's name on the line set forth below.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

II. Proposal to approve an amendment to the Restated Certificate of Incorporation of the Company to a change the name of the Company from "William Greenberg Jr. Desserts and Cafes, Inc." to "Creative Bakeries,
     Inc." as described more fully in the Proxy Statement accompanying this Proxy.

     [ ] FOR        [ ] AGAINST     [ ] ABSTAIN

--------------------------------------------------------------------------------

III. Proposal to ratify the selection by the Board of Directors of Zeller Weiss & Kahn, certified public accountants, as the new independent accountants of the Company for the fiscal year ending December 31, 1997.

     [ ] FOR        [ ] AGAINST     [ ] ABSTAIN

--------------------------------------------------------------------------------

IV.  Proposal to approve the Company's 1997 Stock Option Plan.

     [ ] FOR        [ ] AGAINST     [ ] ABSTAIN

--------------------------------------------------------------------------------

V. In their discretion, to transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

--------------------------------------------------------------------------------

     The  shares of common  stock  represented  by this  Proxy  will be voted in accordance with the foregoing instructions. In the absence of any instructions, such shares will be voted FOR the election of all the nominees listed in Item I and FOR the proposals in Items II and III.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on Monday, July 21, 1997, the Proxy Statement of the Company, dated June 18, 1997, accompanying form of proxy, and the Company's Annual Report on Form 10-KSB, as amended on Form 10-KSB/A, for the fiscal year ended December 31, 1996, each of which has been enclosed herewith.


     The undersigned hereby revokes any proxy to vote shares of common stock of the Company heretofore given by the undersigned.

                                    Dated

                                           ------------------------------------

                                           ------------------------------------
                                                       Signature


                                           ------------------------------------
                                                 Signature, if held jointly


                                           ------------------------------------
                                                   Title (if applicable)

                                       Please  date,  sign  exactly as your name
                                       appears on this Proxy and promptly return
                                       in the enclosed envelope.  In the case of
                                       joint  ownership,  each joint  owner must
                                       sign. When signing as guardian, executor,
                                       administrator,     attorney,     trustee,
                                       custodian,   or  in  any  other   similar
                                       capacity, please give full title. If a corporation, sign in full corporate name by president or other authorized officer, giving title, and affix corporate seal. If a partnership, sign in partnership name by an authorized person.



                                       -2-

                        STATEMENT OF DIFFERENCES

  The section symbol shall be expressed as...................  'SS'